FORM 8-K



                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                   Date of Report:  November 22, 1995


                           GIANT FOOD INC
                        (Name of Registrant)


        Delaware                1-4434            53-0073545
(State of Incorporation)   (SEC File Number)  (IRS Employer ID)




                  6300 Sheriff Road, Landover, MD 20785
                 (Address of Principal Executive Offices)


                             (301) 341-4100
                             (Telephone No.)

Item 1. Changes in Control of Registrant.

           On November 22, 1995, Israel Cohen, the Chief Executive Officer and the Chairman of the Board of Directors of Registrant, died of complications associated with Non-Hodgkin's Lymphoma. A copy of Registrant's News Release dated November 23, 1995 is attached to and incorporated by reference in this Current Report at Exhibit 1.

           At the time of his death, Mr. Cohen owned 125,000 shares, or 100%, of the Class AC Voting Common Stock of the Registrant, which entitled him to elect four of the seven Directors of the Registrant, and beneficially owned approximately 2.8 million shares, or approximately 4.7%, of the 59,336,029 outstanding shares of the publicly owned Class A Non-Voting Common Stock of the Registrant. Mr. Cohen's stock ownership in the Registrant now resides in his estate. Mr. Cohen designated Lillian Cohen Solomon, his sister, and David Rutstein, the Registrant's Senior Vice President-General Counsel, as the Personal Representatives of his estate.

           The Registrant's business is being carried on without interruption. In September, 1992, Pete L. Manos was elected President. Mr. Manos will continue to lead the same management team. The Board of Directors of the Registrant is operating, and it is anticipated that the vacancy resulting from Mr. Cohen's death will be filled by the holder of the Class AC Voting Common Stock, as described below.

           Pursuant to the terms of Mr. Cohen's Will, the Class AC Voting Common Stock will be placed in a holding company, The 1224 Corporation, which is now being formed in accordance with Article Seven of Mr. Cohen's Will, a copy of which Article is attached to and incorporated by reference in this Current Report at Exhibit 2.

           The holding company will issue non-voting and voting stock. Mr. Cohen's estate will receive all of the non-voting stock of the holding company, and thereby will own more than 99 % of the holding company. For consideration of 100 shares each of the Registrant's Class A Non-Voting Common Stock, 100 shares of the voting stock of the holding company will be issued to Lillian Cohen Solomon, Mr. Cohen's sister, and to each of four officers of the Registrant, all of whom are members of the Registrant's Management Committee: Pete L. Manos, President, Alvin Dobbin, Senior Vice President-Operations, David Rutstein, Senior Vice President-General Counsel, and David B Sykes, Senior Vice President-Finance ("Voting Officers"). In the future, only other senior officers of the Registrant may substitute for Mrs. Solomon or the Voting Officers as holders of voting stock of the holding company. The holders of the voting stock of the holding company shall have the exclusive right to exercise all voting rights of the Registrant's Class AC Voting Common Stock to be owned by the holding company, including the election of Directors of the Registrant.

           The charter of the holding company authorizes the sale or exchange of all or substantially all of the Registrant's Class AC Voting Common Stock only when and as authorized by a resolution adopted by holders of 60 percent of the outstanding voting stock of the holding company, provided, however, that no such sale or exchange shall be made except as part of a transaction pursuant to which all of the holders of Class A Non-Voting Common Stock of the Registrant are afforded the opportunity to participate in such sale or exchange on equal terms with the holding company and no separate consideration is paid to any shareholder of the holding company as an inducement for the approval of the sale or exchange.

Item 5. Other Events.

           See discussion under Item 1 above.





                                SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GIANT FOOD INC.


Date  11-28-95                /s/ Pete Manos, President

EXHIBITS TO CURRENT REPORT ON FORM 8-K OF GIANT FOOD INC.


Exhibit 1 - News Release dated November 23, 1995

Exhibit 2 - Article Seven of the Last Will And Testament of Israel Cohen

Person to contact: Barry Scher,    David Rutstein
Telephone:         (301) 341-4710  (301) 341-4333

     Giant Food Inc. announced today the death of Israel Cohen, 83, its Chief Executive Officer and the Chairman of its Board of Directors. Mr. Cohen died of complications associated with Non-Hodgkin's Lymphoma.

     Since the retirement of his father, N.M. Cohen in 1964, Israel Cohen has been Giant's Leader and the person most identified with the company's growth and success.

     On February 6, 1936, when his father and Samuel Lehrman opened the first Giant Food store on Georgia Avenue and Park Road in Washington, D.C., Mr. Cohen drove the company's only truck. In the intervening 59 years, Mr. Cohen's career has paralleled the development of Giant Food which today operates 164 supermarkets in Maryland, Virginia, Delaware, New Jersey and the District of Columbia and which last year achieved sales of $3.7 billion. During those 59 years, Mr. Cohen conceived, designed and implemented many of the innovations which today characterize the modern American supermarket. He is credited with leading Giant's expansion and its evolution into one of America's leading food and drug chains.

     Mr. Cohen set high standards for the quality of his company's products and the level of service provided to its customers. His credo of "Quality, Value, Service in a warm and friendly atmosphere" guided Giant's more than 26,000 associates. Throughout his life, he was known for a spirited and astute approach to business; an uncompromising commitment to excellence; devotion to the community and fairness to the individual.

     The Company's business is being carried on with interruption. In September, 1992, Pete L. Manos was elected President. Mr. Manos will continue to lead the same management team.

     The Company has seven Directors on its Board of Directors. The Company's capital structure consists of three classes of stock:

     125,000 shares of Class AC Common Stock (entitled to elect 4
     Directors), all of which were owned by Mr. Cohen.

     125,000 shares of Class AL Common Stock (entitled to elect 3
     Directors), all of which are owned by J Sainsbury (USA)
     Holdings, Inc., a subsidiary of J. Sainsbury plc, London,
     England.

     Approximately 59 million shares of publicly owned Non-Voting
     Class A Common Stock.

     In 1984, Mr. Cohen developed a succession plan for the AC stock. In his Will, Mr. Cohen has created a team of four senior officers (all of whom are members of the Company's Management Committee) and Mr. Cohen's sister, Lillian Cohen Solomon who will share the responsibility for voting the AC shares. Initially, the four officers are: Pete L. Manos, President; Alvin Dobbin, Senior Vice President-Operations, David W. Rutstein, Senior Vice President-General Counsel and David B. Sykes, Senior Vice President-Finance. Successors to the four officers and Mrs. Solomon will be chosen from members of the Company's Management Committee.

     The voting of the rights of the AC shares will take place within a holding company which is now being formed in accordance with Mr. Cohen's instructions.

     In describing his rationale for his plan, Mr. Cohen stated:

     "I have carefully conceived, designed and written my estate plan so that my sister, Lillian Cohen Solomon and the Management Group, and not any other members of my family, will exercise all the voting rights of the AC Stock. I have chosen this estate plan because none of the members of my family have had any experience or interest in operating Giant Food Inc. I have included my sister, Lillian Cohen Solomon, however, because I believe that she, as the surviving member of my generation of our family, will bring a unique and invaluable perspective to these matters. I believe strongly that my sister, Lillian Cohen Solomon and the Management Group have the requisite ability, interest and experience to carry out this responsibility. It is also my belief, formed after a lifetime of experience with Giant Food Inc., that this estate plan will best protect my family, and the shareholders and associates of Giant Food Inc. to whom I have always given priority in my personal and business planning."

     Mr. Cohen is survived by a daughter, Dana of McLean, Virginia; a son, Peter, of Altamonte Springs, Florida: a sister, Lillian Solomon of Washington, D.C. and two grandchildren, Chelsea and Audrey Cohen.

                               ARTICLE SEVEN
                         GIANT FOOD INC. AC STOCK

Section A. Statement of Intent. It is my specific intention to give all voting rights which now or in the future appertain to the Class AC Stock of GIANT FOOD INC. (herein called the "AC Stock") to a group comprised of my sister, LILLIAN COHEN SOLOMON and the group of officers of GIANT FOOD INC. (herein called the "Management Group") named in Section B. I have carefully conceived, designed and written my estate plan so that my sister, LILLIAN COHEN SOLOMON and the Management Group, and not any other members of my family, will exercise all the voting rights of the AC Stock. I have chosen this estate plan because none of the members of my family have had any experience or interest in operating GIANT FOOD INC. I have included my sister, LILLIAN COHEN SOLOMON, in these provisions, however, because I believe that she, as the surviving member of my generation of our family, will bring a unique and invaluable perspective to these matters. I believe strongly that my sister, LILLIAN COHEN SOLOMON and the Management Group have (and that their successors will also have) the requisite ability, interest and experience to carry out this responsibility. It is also my belief, formed after a lifetime of experience with GIANT FOOD INC., that this estate plan will best protect my family, and the shareholders and associates of GIANT FOOD INC. to whom I have always given priority in my personal and business planning.

Section B. Conditional Conveyance of Giant Food Inc. AC Stock. If at the time of my death I own a majority of the issued and outstanding Class AC Voting Common Stock of GIANT FOOD INC., and if within six months of my death, some or all (but in no event fewer than three) of LILLIAN COHEN SOLOMON, DAVID B SYKES, DAVID W. RUTSTEIN, PETE L. MANOS, and ALVIN DOBBIN;
       1. cause to be incorporated in the State of Delaware a corporation with a Certificate of Incorporation containing the terms set forth in Section C and such other terms as are necessary to establish the corporation and which are not inconsistent with those terms set forth in Section C, and
       2. subscribe to purchase Class AV Stock of the new corporation in the amount of 100 shares each, for consideration of one share of GIANT FOOD INC. Class A Stock for each share of Class AV Stock of the new corporation, and
       3. execute a Sale and Redemption Agreement containing the terms set forth in Section D, and
       4. exhibit the Certificate of Incorporation, Sale and Redemption Agreement, and subscription agreements to my Personal Representatives; then
I direct my Personal Representatives to convey all of my shares of GIANT FOOD INC. Class AC Voting Common Stock to such new corporation in exchange for the issuance to my estate of an equal number of shares of the authorized nonvoting stock of the new corporation.

Section C. Establishment of Holding Company. The principal provisions of the Certificate of Incorporation of the new Delaware corporation which may be established by the individuals named in Section B are set forth below. Those individuals shall choose an appropriate name for the corporation which is not in use in the State of Delaware, and shall complete the Certificate of Incorporation with such other terms as are necessary to establish the corporation and which are not inconsistent with those set forth below. For purposes of this Will and the provisions set forth below, I am assuming that the name The 1224 Corporation will be available in the State of Delaware at the time the corporation is established. Items in brackets may be changed.
             CERTIFICATE OF INCORPORATION OF [THE 1224 CORPORATION]

            ARTICLE FIRST:  The name of this Corporation is [THE 1224
CORPORATION].
            ARTICLE SECOND: The registered office of the Corporation in the State of Delaware is [blank]. The name of the Corporation's registered agent is [blank].
            ARTICLE THIRD: The nature of the business and the object and purposes to be transacted, promoted and carried on by the Corporation are to own the Class AC Voting Stock of GIANT FOOD INC.; to retain voting control over that stock in a group which at all times will consist of five individuals in a manner consistent with the relevant provisions of the Last Will and Testament of Israel Cohen; and to engage in any other lawful activity consistent with and in furtherance of the foregoing.
           ARTICLE FOURTH:
             Number of Shares. The total number of shares of stock the Corporation is authorized to issue is [insert the sum of Class AV and Class AN shares] shares, with a par value of $1.00, of which [insert number of shares equal to number of shares of GIANT FOOD INC. Class AC Stock owned by me at my death] shares shall be Non-Voting Class AN Common Stock and One Thousand shares shall be Voting Class AV Common Stock. The two classes of stock shall be identical in all respects, except as to their voting rights.
             Rights of Class AN Stockholders. The holders of Class AN Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without limitations, prohibitions, restrictions or qualifications, except that the holders of Class AN Common Stock shall have no voting powers whatsoever.
             Rights of Class AV Stockholders. The holders of Class AV Common Stock shall be entitled to all of the rights and privileges pertaining to common stock without limitations, prohibitions, restrictions or qualifications, including exclusive voting powers.
             Restrictions on Transfer of Common Stock. Any agreement, or other writing of or among the record holder or holders of voting stock of this Corporation, which restricts or limits the transferability or alienability of all or any part of any class of their voting stock of this Corporation, shall be binding upon this Corporation, whether the Corporation is a party thereto or not, provided such restriction or limitation does not restrain absolutely or unreasonably the transferability or alienability of such stock, and provided further that notice of such restriction or limitation is given to the corporation by delivery to it, at its principal place of business, of an executed copy of such agreement or other writing subscribed to by the record holders of the stock affected thereby. From and after the receipt of the notice aforesaid, no voting stock of this Corporation affected by such agreement or other writing shall be transferred upon the books of the Corporation or reissued by the Corporation except in conformity with such agreement or other writing.
           ARTICLE FIFTH: The number of Directors of the Corporation is fixed at five, to be elected by the holders of the Class AV Common Stock. The property and business of the Corporation shall be managed and controlled by the Board of Directors. All Directors shall be stockholders. The presence of three Directors shall form a quorum for the conduct of any business of the Corporation, including the business of exercising voting rights on stock owned by the Corporation as an asset. The Directors shall serve without pay, but may be reimbursed for reasonable expenses, including expenses of organizing the Corporation.
           ARTICLE SIXTH: The Corporation may sell or exchange all or substantially all of its property and assets or all or substantially all of its GIANT FOOD INC. Class AC Common Stock only when and as authorized by a resolution adopted by holders of 60 percent of the outstanding Class AV Common Stock of the Corporation, provided, however, that no such sale or exchange shall be made except as part of a transaction pursuant to which all of the holders of Class A Common Stock of GIANT FOOD INC. are afforded the opportunity to participate in such sale or exchange on equal terms with the Corporation and no separate consideration is paid to any shareholder of the Corporation as an inducement for the approval of the sale or exchange of the Corporation. The Corporation shall not incur any debt or acquire any assets except in furtherance of the principal purpose for which the Corporation is organized.
           ARTICLE SEVENTH: The minimum amount of capital with which the Corporation will commence business is $1,000.00 in cash or property.
           ARTICLE EIGHTH: The names and places of residence of the Incorporators are as follows:
             Name                              Residence
             [Insert Name and Residence of Incorporators]
           ARTICLE NINTH: This Corporation is to have perpetual existence. ARTICLE TENTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.
           ARTICLE ELEVENTH: In furtherance of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:
             To make, alter, amend and repeal the Bylaws;
             To exercise all voting rights of stock owned by the Corporation as an asset;
             To declare dividends, and set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to alter or abolish any such reserves;
             To determine rights of the stockholders to receive specific property upon liquidation;
             To designate, by resolution passed by a majority of the whole Board, one or more committees, each to consist of two or more Directors, which committees, to the extent provided in such resolution or in the Bylaws of the Corporation, shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of this Corporation and shall have power to authorize the seal of this Corporation to be affixed to all papers which may require it.
             From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of this Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Directors or of the stockholders.
             This Corporation may in its Bylaws confer powers additional to the foregoing upon the Directors, in addition to the powers and authorities expressly conferred upon them by law.
           ARTICLE TWELFTH: If the Bylaws so provide, the stockholders and Directors shall have power to hold their meetings, to have an office or offices, and to keep the books of this Corporation (subject to the provisions of the statute) outside of the State of Delaware, at such places as may from time to time be designated by the Bylaws or by resolution of the Directors.
           ARTICLE THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on officers, directors and stockholders herein are granted subject to this reservation, provided that any amendment of ARTICLE SIXTH of this Certificate of Incorporation shall require the unanimous approval of the Class AV Stockholders.
                  [Signatures of Incorporators, etc.]

Section D. Sale and Redemption Agreement. The essential terms of the Agreement of Sale and Redemption referred to in Section B are set forth below:
                 AGREEMENT OF SALE AND REDEMPTION
         THIS AGREEMENT, made this       day of        , 19   , by and
between [insert names of Class AV Stockholders], who own all of the Class AV Stock of the Corporation (the "Stockholders" collectively, or "Stockholder" individually) and [insert the name of Corporation], a Delaware corporation (the "Corporation").
         WITNESSETH:
         WHEREAS, the Certificate of Incorporation of the Corporation provides that the holders of voting stock of the Corporation, including the Class AV Stockholders, may enter into agreements restricting the transfer, but not prohibiting the alienability of the stock of the Corporation, and making such stock transferable on the books of the Corporation only in accordance with such agreement, and
         WHEREAS, the Stockholders intend to become active in the management of the Corporation and have subscribed to or own all of the outstanding Class AV Stock of the Corporation ("shares") in the proportions set forth below:
         [Insert Owners and Number of AV shares Owned]
         WHEREAS, the Stockholders and the Corporation believe it to be in their best interests to provide for continuity and harmony in the management of the Corporation; and
         WHEREAS, it is the purpose of the Stockholders and Corporation (the "Parties") to provide for the purchase by the Corporation of the shares of a Stockholder at his death or under certain other circumstances;
         NOW, THEREFORE, In consideration of the premises and the mutual promises herein contained, and in furtherance of the Corporation's purpose to own the Class AC Voting Stock of GIANT FOOD INC. and to retain voting control over that stock in a group which, at all times during the lifetime of LILLIAN COHEN SOLOMON, will consist of LILLIAN COHEN SOLOMON and four individuals then currently employed as elected officers of GIANT FOOD INC., and which, at all times following the death of LILLIAN COHEN SOLOMON, will consist of five individuals then currently employed as elected officers of GIANT FOOD INC., and to engage in any other lawful activity consistent with and in furtherance of the foregoing, the Parties do hereby mutually covenant and agree for themselves, their heirs, executors and administrators as follows:
           1. PURCHASE OBLIGATION UPON TERMINATION OF EMPLOYMENT. At such time as any holder of Class AV Stock of the Corporation who is employed as an elected officer of GIANT FOOD INC. ceases to be so employed, whether through death, disability, or for other reasons, such holder or his or her heirs, successors or assigns shall offer all of the shares of the Corporation's Class AV Stock that are then owned by such holder or his or her heirs, successors or assigns for sale to the Corporation. Likewise, upon the death of LILLIAN COHEN SOLOMON, her heirs, successors or assigns shall offer all of the shares of the Corporation's Class AV Stock that were owned by her at her death for sale to the Corporation. Within 60 days from the date of the offer the Corporation shall, pursuant to 8 Del C. Section 202(c)(2), accept the offer, and, within 90 days of the acceptance of such
offer shall pay to the Stockholder (or in the case of a deceased Stockholder, to his estate or other successor in interest) a price per share determined as set forth in Section 3. If for any reason the Corporation is prohibited by law from accepting the offer, the stock so offered shall be free of the restrictions imposed under this Agreement.
           2. OFFER TO CORPORATION PRIOR TO TRANSFER OF STOCK. Prior to any transfer of any of the Class AV Stock of the Corporation, the holder of such stock shall offer the stock for sale to the Corporation. Within 60 days from the date of the offer the Corporation shall, pursuant to 8 Del C.
Section 202(c)(2), accept the offer, and, within 90 days of the acceptance of such offer shall pay to the Stockholder (or, in the case of a deceased Stockholder, to his estate or other successor in interest) a price per share determined as set forth in Section 3. If for any reason the Corporation is prohibited by law from accepting the offer, the stock so offered shall be free of the restrictions imposed under this Agreement.
           3. PURCHASE PRICE. The purchase price per share of the stock referred to in Section 1 and Section 2 shall be determined by computing the fair market value of the assets of the Corporation as of the date of the event giving rise to the required offer, subtracting the current and long-term liabilities of the Corporation as of such date, and dividing that amount by the total number of shares of the Class AV and Class AN Common Stock then outstanding. In determining the value of the assets, each share of GIANT FOOD INC. Class A and Class AC stock owned by the Corporation shall be valued at an amount equal to the mean between the highest and lowest prices at which GIANT FOOD INC. Class A stock was traded on the latest trading day before the date of the event giving rise to the required offer. The purchase price may be paid in cash or in shares of GIANT FOOD INC. Class A stock valued in the manner set forth in the preceding sentence except that any fractional share value that would be necessary to complete the consideration shall be paid in cash.
           4. DISPOSITION OR PLEDGE OF STOCK. The shares of Class AV stock subject to this Agreement shall not be assigned or otherwise disposed of during the continuance of this Agreement except as herein provided. No Stockholder shall encumber or use any of his shares as security for any loan, except upon the written consent of all Parties to this Agreement.
           5. LEGEND ON CERTIFICATES. All shares of Class AV stock shall be subject to the provisions of this Agreement and shall bear the following legend:
                  "This certificate and any disposition of it are subject
                   to the terms of an Agreement executed                 ,
                   19   , between the Stockholder whose name appears on the
                   face hereof and [the Corporation] or agreed to by the Stockholder subsequent to the date of this Agreement, as shown by the Stockholder's endorsement affixed to the Agreement."

           The Certificate so endorsed shall be delivered to the Treasurer of the Corporation to be held by him or his successors subject to the terms and conditions hereof.
           6. TERMINATION. This Agreement and all restrictions on stock transfer created hereby shall terminate only upon the written agreement of all the holders of the outstanding Class AV stock, upon the cessation of business and liquidation of GIANT FOOD INC., or if, pursuant to Sections 1 and 2, all of the AV stock of the Corporation outstanding becomes free of the restrictions of this Agreement.
           7. OFFER OF SHARES OF AV STOCK. At any time when there are fewer than five holders of Class AV stock, the remaining holders of Class AV stock shall select an officer of GIANT FOOD INC. who, if there is in place a management committee of GIANT FOOD INC., is then serving on that committee and who has more than five years of service with GIANT FOOD INC. to whom the Corporation shall offer the opportunity to purchase 100 shares of the Class AV stock. If the first officer so selected shall refuse the opportunity, the remaining holders of Class AV stock shall select another officer of GIANT FOOD INC. with the aforementioned qualifications to whom the offer shall be made until either there shall be five holders of Class AV stock or offers have been made to all eligible officers. The price at which the officer shall be permitted to purchase the stock shall be calculated as set forth in Section 3, as of the last trading date before the purchase occurs. The consideration shall be paid in cash or in shares of GIANT FOOD INC. Class A stock, except that any fractional share value that would be necessary to complete the consideration shall be paid in cash. A condition of the purchase shall be that the purchaser agree to the terms of this Agreement and indicate his agreement by an acknowledged endorsement which shall be affixed to this Agreement.
           8. AMENDMENT, MODIFICATION OR REVOCATION. This Agreement may be amended, modified or revoked in whole or in part, but only by a written instrument specifically referring hereto, signed by each holder of Class AV stock, and acknowledged on behalf of the Corporation by its President or other duly authorized officer.
           9. GIANT FOOD INC. The term GIANT FOOD INC. as used in this Agreement includes not only GIANT FOOD INC., a Delaware corporation, as it is presently constituted, but also any successor to the business of GIANT FOOD INC. by merger, consolidation, reorganization or otherwise.
           10. BINDING EFFECT. This Agreement shall be binding upon the Parties, and upon their heirs, personal representatives, successors and assigns, and the Parties agree for themselves and their heirs, personal representatives, successors and assigns, to execute any instruments in writing which may be necessary or proper to carry out the purpose of this Agreement.
           11. SEVERABILITY. If any provision of this Agreement shall be determined to be contrary to law or otherwise unenforceable it is the intent of the parties that the remainder of this Agreement shall continue in effect to the greatest extent possible.
           12. INTERPRETATION. Where appropriate in this Agreement, words used in the singular shall include the plural and words in the masculine shall include the feminine.
           13. GOVERNING LAW. This Agreement shall be construed in accordance with the law of the State of Delaware.
           IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.
                    [Signatures of Parties and Witnesses]